Summary Prospectus – April 28, 2014, as amended June 23, 2014

Curian/CenterSquare International REIT Fund
(formerly Curian/Urdang International REIT Fund)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/CurianVariableSeriesTrust. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 28, 2014, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.   The investment objective of the Curian/CenterSquare International REIT Fund (the “Fund”) is to seek to maximize total return consisting of capital appreciation and current income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses1	0.22%
Total Annual Fund Operating Expenses	1.27%

1	“Other Expenses” include an Administrative Fee of 0.20% which is payable to Curian Capital, LLC (“Curian Capital” or the “Adviser”).

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.  The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$129	$403	$697	$1,534

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.   For the period from the Fund’s commencement of operations on April 29, 2013 through the Fund’s fiscal year end on December 31, 2013, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies.  The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in publicly-traded foreign equity securities of companies principally engaged in the real estate sector. The Fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (“REITs”) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (excluding the United States). Although the Fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies. In selecting investments for the Fund’s portfolio, CenterSquare Investment Management, Inc., the Fund’s sub-adviser (the “Sub-Adviser”), uses a proprietary approach to quantify investment opportunities from both a real estate and stock perspective. Generally, the Sub-Adviser combines top-down real estate research, bottom-up stock analysis, and its proprietary relative value securities valuation process. In conducting its bottom-up research, the Sub-Adviser engages in an active analysis process that includes regular and direct contact with the companies in the Fund’s investable universe. These research efforts are supported with extensive sell side and independent research. Through the use of the proprietary relative value process, the Sub-Adviser seeks to establish the validity of the price of a security relative to its peers based on factors unrelated to traditional real estate metrics, such as the impact on value of leverage, growth rate, market capitalization and property type.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•	Country/Regional risk – There is a risk that world events, such as political upheaval, financial troubles, or natural disasters, will adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets.
•
Currency risk – The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

•
Emerging markets risk – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities.  The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Focus risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.  In addition, there may be less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

•
Investments in IPOs risk – IPOs issued by unseasoned companies with little or no operating history are risky and highly volatile, but they can result in very large gains in their initial trading.  Attractive IPOs are often oversubscribed and may not be available to the Fund, or may be available only in very limited quantities.  When the Fund’s size is smaller, any gains or losses from IPOs will have a greater impact on the Fund’s performance than when the Fund is larger.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.  Illiquid securities may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

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Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely and erratically than those of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

•
Real estate investment risk – An investment in the Fund may be closely linked to the performance of the real estate markets and share prices may rise and fall more than the value of shares of a fund invested in a broader range of companies.

•
Small-capitalization investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.  Small cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

•
Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

•
Warrants risk – If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Thus, investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Performance.  Performance for the Fund has not been included because the Fund has less than one full calendar year of performance.  Performance information, which provides some indication of the risks of investing in the Fund, will be available once the Fund has completed one full calendar year of operations.

Portfolio Management.

Investment Adviser:
Curian Capital, LLC

Sub-Adviser:
CenterSquare Investment Management, Inc. (“CenterSquare”)

Portfolio Manager:
Name:	Joined Fund Management Team In:	Title:
Dean Frankel, CFA	April 2013	Global Co-Head, Real Estate Securities, CenterSquare

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund.  You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.